                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 4, 2003
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                                 WHX CORPORATION
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             (Exact name of registrant as specified in its charter)

Delaware                               1-2394                  13-3768097
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(State or other jurisdiction           (Commission           (IRS Employer
of incorporation)                      File Number)          Identification No.)

110 East 59th Street, New York, New York                            10022
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(Address of principal executive offices)                          (zip code)

Registrant's telephone number, including area code: (212) 355-5200
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                                      N/A
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         (Former name or former address, if changed since last report.)

Item 7.     Financial Statements and Exhibits.
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(c)         Exhibits

            Exhibit No.       Exhibits
            -----------       --------

            99.1              Press Release of WHX Corporation issued August 4,
                              2003.

Item 12.    Results of Operations and Financial Conditions.
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            On August 4, 2003, WHX Corporation issued a press release announcing its financial and operating  results for the second quarter ended June 30, 2003, a copy of  which is  filed  as  Exhibit  99.1  hereto,  and is  incorporated  by reference.

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WHX CORPORATION

Dated: August 4, 2003                  By: /s/ Robert Hynes
                                           ------------------------------
                                       Name:  Robert Hynes
                                       Title: Chief Financial Officer

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